SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2008
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224

(State Or Other	(Commission	(IRS Employer
Jurisdiction Of	File Number)	Identification No.)
Incorporation)

9 Entin Road, Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 12, 2008, the Board of Directors (the “Board”) of Emerson Radio Corp. (the “Company”), named Terence A. Snellings as an independent director of the Company, as such term is defined in the American Stock Exchange (“AMEX”) rules, and as a member of the Audit Committee of the Board (the “Audit Committee”). Mr. Snellings, age 58, has served as Director of Finance and Administration of Refuge Resettlement and Immigration Services of Atlanta, Inc., a non-profit agency that provides an entry into the American culture for refugees, since June 2006. From 1986 until April 2006, Mr. Snellings served as Managing Director of Wachovia Services, Ltd., where he managed investment banking origination activities of the Asia-Pacific Group within Wachovia Securities Corporate and Investment Banking Division.
     There is no arrangement or understanding between Mr. Snellings and any other person pursuant to which Mr. Snellings was appointed as a director of the Company or a member of the Audit Committee. Mr. Snellings will be eligible to participate in all non-management director compensation plans or arrangements available to the Company’s other independent directors.
     A copy of the press release announcing the appointment of Mr. Snellings as a director of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 8.01. Other Events.
     As previously disclosed, on August 4, 2008, the Company received notice from the staff of AMEX that the Company was not in compliance with the reporting requirements for continued listing on AMEX set forth in Section 803(B)(2)(c) of the AMEX Company Guide (the “Company Guide”) due to the Company’s failure to have an audit committee comprised of at least two independent directors. As a result of the appointment of Mr. Snellings as a member of the Audit Committee, as discussed in Item 5.02 of this Current Report on Form 8-K, the Audit Committee currently is comprised of two independent directors, as required by Section 803(B)(2)(c) of the Company Guide. The Company has informed AMEX of Mr. Snellings’ appointment as a member of the Audit Committee and the resulting compliance by the Company with Section 803(B)(2)(c) of the Company Guide.
     A copy of the press release announcing the Company’s composition of the Audit Committee in accordance with Section 803(B)(2)(c) of the Company Guide is attached to this Current Report on Form 8-K as Exhibit 99.1.
Forward Looking Statements
     This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the Company’s ability to regain compliance with the AMEX listing standards. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1 — Press Release dated August 14, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Greenfield Pitts
	Name:	Greenfield Pitts
	Title:	Chief Financial Officer

Dated: August 14, 2008